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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         AUGUST 10, 2005
                                                 -------------------------------

                              PACIFIC ETHANOL, INC.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                                               41-2170618
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(State or other jurisdiction                                    (IRS Employer
     of incorporation)                                       Identification No.)
                                    000-21467
                            ------------------------
                            (Commission File Number)


 5711 N. WEST AVENUE, FRESNO, CALIFORNIA                              93711
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:        (559) 435-1771
                                                    ----------------------------


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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

INDEMNIFICATION AGREEMENT DATED AUGUST 10, 2005 BETWEEN THE COMPANY AND WILLIAM
G. LANGLEY

         The Company entered into an Indemnification Agreement with William G. Langley ("Indemnitee").

         Under the Indemnification Agreement, the Company has agreed to indemnify the Indemnitee in connection with any third-party proceeding or threatened proceeding against the Indemnitee or in connection with a proceeding or threatened proceeding by or in the right of the Company, such as a stockholder derivative suit, by reason of the fact that the Indemnitee is or was an officer and/or director of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, against all expenses, damages, judgments, amounts paid in settlement, fines, penalties and ERISA excise taxes actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of any such proceeding, to the fullest extent permitted by the Delaware General Corporation Law, whether or not the Indemnitee was the successful party in any such proceeding; provided, however, that any settlement of a third-party proceeding must be approved in writing by the Company, and any settlement of a proceeding by or in the right of the Company is settled with the approval of a court of competent jurisdiction or indemnification of such amounts is otherwise ordered by a court of competent jurisdiction in connection with such proceeding.

         In addition, the Company is required to advance expenses on behalf of the Indemnitee in connection with Indemnitee's defense in any such proceeding; provided, that the Indemnitee undertakes in writing to repay such amounts to the extent that it is ultimately determined that the Indemnitee is not entitled to indemnification by the Company.

         No indemnification payments or payments for expenses may be made by the Company under the agreements (i) to indemnify or advance expenses to the Indemnitee with respect to actions initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to actions brought to establish or enforce a right to indemnification or advancement of expenses under the agreement or any other statute or law or otherwise as required under the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if approved by the Board of Directors by a majority vote of a quorum thereof consisting of directors who are not parties to such action, (ii) to indemnify the Indemnitee for any expenses, damages, judgments, amounts paid in settlement, fines, penalties or ERISA excise taxes for which payment is actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount paid under such insurance, (iii) to indemnify the Indemnitee for any expenses, damages, judgments, amounts paid in settlement, fines, penalties or ERISA excise taxes for which the Indemnitee has been or is indemnified by the Company or any other party otherwise than pursuant to the agreement, or (iv) to indemnify the Indemnitee for any expenses, damages, judgments, fines or penalties sustained in any proceeding for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder or similar provisions of any federal, state or local statutory law.

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         The Company is also required under the agreement, at the Indemnitee's request, to maintain in full force and effect, at its sole cost and expense, directors' and officers' liability insurance by an insurer, in an amount and with a deductible reasonably acceptable to the Indemnitee covering the period during which the Indemnitee is serving in any one or more of the capacities covered by the agreement and for so long thereafter as the Indemnitee shall be subject to any possible claim or threatened, pending or completed proceeding by reason of the fact that the Indemnitee is serving in any of the capacities covered by the agreement; provided, that the Company shall have no obligation to maintain such insurance if the Company determines, in good faith, that (i) such insurance cannot be obtained on terms which are commercially reasonable, (ii) the premium costs for such insurance is significantly disproportionate to the amount of coverage provided, (iii) the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or (iv) the Company, after using best efforts, is otherwise unable to obtain such insurance.

EXECUTIVE EMPLOYMENT AGREEMENT DATED AUGUST 10, 2005 BETWEEN THE COMPANY AND WILLIAM G. LANGLEY

         The Executive Employment Agreement with Mr. Langley provides for a four-year term and automatic one-year renewals thereafter, unless either the employee or the Company provides written notice to the other at least 90 days prior to the expiration of the then-current term.

         Mr. Langley is to receive a base salary of $185,000 per year and is entitled to receive a cash bonus of up to 50% of his base salary to be paid based upon performance criteria set by the board of directors. Mr. Langley is entitled to reimbursement of all reasonable costs for relocating to Fresno, California and is required to relocate to Fresno within six months of August 10, 2005.

         The Company is also required to provide an office and administrative support to Mr. Langley and certain benefits, including medical insurance (or, if inadequate due to location of permanent residence, reimbursement of up to $1,000 per month for obtaining health insurance coverage), three weeks of paid vacation per year, participation in the stock option plan to be developed in relative proportion to the position in the organization, and participation in benefit plans on the same basis and to the same extent as other executives or employees.

         Mr. Langley is also entitled to reimbursement for all reasonable business expenses incurred in promoting or on behalf of the business of the Company, including expenditures for entertainment, gifts and travel. Upon termination or resignation for good reason, the employee is entitled to receive severance equal to six months of base salary, unless he is terminated for cause or in the event of death or disability, voluntarily terminates his employment without providing the required written notice or his agreement is not renewed.

         The term "for good reason" is defined in the Executive Employment Agreement as (i) a general assignment by the Company for the benefit of creditors or filing by the Company of a voluntary bankruptcy petition or the filing against the Company of any involuntary bankruptcy which remains undismissed for 30 days or more or if a trustee, receiver or liquidator is appointed, (ii) any material changes in the employee's titles, duties or responsibilities without his express written consent, or (iii) the employee is not paid the compensation and benefits required under the Employment Agreement.


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         The term "for cause" is defined in the Executive Employment Agreement as (i) any intentional misapplication by the employee of the Company's funds or other material assets, or any other act of dishonesty injurious to the Company committed by the employee; or (ii) the employee's conviction of (a) a felony or
(b) a crime involving moral turpitude; or (iii) the employee's use or possession of any controlled substance or chronic abuse of alcoholic beverages, which use or possession the board reasonably determines renders the employee unfit to serve in his capacity as a senior executive of the Company; or (iv) the employee's breach, nonperformance or nonobservance of any of the terms of his employment agreement with the Company, including but not limited to the employee's failure to adequately perform his duties or comply with the reasonable directions of the board; but notwithstanding anything in the foregoing subsections (iii) or (iv) to the contrary, the Company shall not terminate the employee unless the board first provides the employee with a written memorandum describing in detail how his performance thereunder is not satisfactory and the employee is given a reasonable period of time (not less than 30 days) to remedy the unsatisfactory performance related by the board to the employee in that memorandum. A determination of whether the employee has satisfactorily remedied the unsatisfactory performance shall be promptly made by a majority of the disinterested directors of the board (or the entire board, but not including the employee, if there are no disinterested directors) at the end of the period provided to the employee for remedy, and the board's determination shall be final.

         A "change in control" of the Company is deemed to have occurred if, in a single transaction or series of related transactions: (i) any person (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 ("Exchange Act")), other than a trustee or fiduciary holding securities under an employment benefit program is or becomes a "beneficial owner" (as defined in Rule 13-3 under the Exchange Act), directly or indirectly of securities of the Company representing 51% or more of the combined voting power of the Company,
(ii) there is a merger (other than a reincorporation merger) or consolidation in which the Company does not survive as an independent company, or (iii) the business of the Company is disposed of pursuant to a sale of assets.

         INCENTIVE STOCK OPTION GRANT FROM THE COMPANY TO WILLIAM G. LANGLEY

         On August 10, 2005, William G. Langley was granted an option to purchase 425,000 shares of common stock of the Company. The option vests immediately as to 85,000 shares and vests as to an additional 85,000 shares on each of the first, second, third and fourth anniversaries of the date of grant. The option has a per share exercise price of $8.03 per share and expires ten years from the date of grant. The option was granted under the Company's 2004 Stock Option Plan, a copy of which is incorporated by reference as Exhibit 10.3 of this Form 8-K.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
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                  None.


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         (b)      Pro Forma Financial Information.
                  --------------------------------

                  None.

         (c)      Exhibits.
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                  Number            Description
                  ------            -----------

                  10.1 Form of Indemnification Agreement between the Company and each of its Executive Officers and Directors (1)

                  10.2 Executive Employment Agreement dated August 10, 2005 between the Company and William G. Langley

                  10.3              2004 Stock Option Plan (2)

                  ------------------
                  (1) Filed with the Securities and Exchange Commission on March 29, 2005 as an exhibit to the Company's Report on Form 8-K and incorporated herein by reference.
                  (2) Filed as an exhibit to the Registrants Registration Statement on Form S-8 (Reg. No. 333-123538) filed with the Securities and Exchange Commission on March 24, 2005 and incorporated herein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 16, 2005             PACIFIC ETHANOL, INC.


                                   By:  /s/ RYAN TURNER
                                       ------------------------------------
                                       Ryan Turner, Chief Operating Officer


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                         EXHIBITS FILED WITH THIS REPORT

         Number            Description

         10.2 Executive Employment Agreement dated August 10, 2005 between the Company and William G. Langley


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